UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): September 16, 2009

ZHONG SEN INTERNATIONAL TEA COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	5149	26-2091212
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

2416 Lincoln Street
Hollywood, FL 33020
 (Address of Principal Executive Offices)(Zip Code)

(954) 247-4832
 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT.

The following changes to the Company’s directors and officers have occurred:

o	On August 20, 2009, the following person resigned as an Officer of the Company:
- Jianshang Li, Secretary

o	Also, on August 20, 2009, the following person was named as interim Secretary:
- Wang Li, President, Secretary, Chairman of the Board of Directors

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 20, 2009, the Company changed the position of Wang Li from President and Chairman of the Board of Directors to President, Secretary and Chairman of the Board of Directors of the Company.

On August 20, 2009, Li Jianshangresigned as Secretary.  The resignation was for unspecified reasons but was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONG SEN INTERNATIONAL TEA CO.

Date: September 16, 2009	By: /s/ Li Wang
Li Wang President, Secretary and Chairman of the Board